Exhibit 32.1
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

        In connection with the Quarterly Report of Voyager Entertainment International, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard L. Hannigan, Sr., Chief Executive and
FinancialOfficer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: May 14, 2008

                                     /s/ Richard L. Hannigan, Sr.
                                     -------------------------------------------
                                     President and Chief Executive Officer
                                     (Principal Executive and Financial Officer)